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                                                                    EXHIBIT 99.1


[A&P LOGO]                                   News



The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ  07645

                                               INVESTOR CONTACT: William J. Moss
                                                       Vice President, Treasurer
                                                                  (201) 571-4019

                                             PRESS CONTACT:  Richard P. De Santa
                                               Vice President, Corporate Affairs
                                                                  (201) 571-4495


   THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. ANNOUNCES RESULTS FOR FIRST
                                  QUARTER 2005

                                    ---------

  COMPANY REPORTS EBITDA, ADJUSTED FOR NON-OPERATING ITEMS, OF $101 MILLION, UP
                         FROM $81 MILLION IN PRIOR YEAR


MONTVALE, NJ - July 22, 2005 - The Great Atlantic & Pacific Tea Company, Inc. (A&P, NYSE Symbol: GAP) announced unaudited fiscal 2005 first quarter results for the 16 weeks ended June 18, 2005.

Sales for the first quarter were $3.4 billion, compared with $3.3 billion in the first quarter of fiscal 2004. Comparable store sales decreased 0.3% vs. year-ago. The loss for the quarter was $2.28 per share this year versus a loss of $1.11 per share last year.

Results from continuing operations, as shown on Schedule 1, were a loss of $89 million or $2.27 per share this quarter versus a loss of $41 million or $1.08 per share in last year's first quarter. The current year's results include charges totaling $68 million related to certain items that the Company believes are of a non-operating nature. These items include $50 million in restructuring costs, primarily related to the sale of the U.S. distribution operations to C&S, $15 million related to Midwest exit costs, and $3 million related to a Canadian dollar hedge. Last year's results included a $1 million restructuring charge. Excluding these items, EBITDA was $101 million for first quarter of fiscal 2005 versus $81 million for the same period of fiscal 2004.

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Christian Haub, Chairman of the Board and Chief Executive Officer, said, "Our
Company's improvement continued in the first quarter. A&P Canada's fresh marketing initiatives, improving discount Food Basics operation and cost controls contributed to excellent results in Ontario. In the U.S., our fresh store development continued to generate excellent customer response, while the Food Basics stores produced a good sales trend as our improvement of that format continued.

"We now look forward to the formation and development of The New A&P, as augmented by our major strategic accomplishments since the end of the quarter; namely the recently announced transfer of distribution operations, the pending sale of A&P Canada to METRO INC., and our executive leadership change going forward in the U.S.

"Our objectives for the second quarter and beyond are to:

         o   accelerate the improvement of our operating trends;
         o close our Canadian transaction and realize the de-leveraging of our balance sheet;
         o   complete the remainder of our divestiture initiative;
         o continue rolling out our U.S. fresh stores and improving our discount operations;
         o and continue pursuing significant cost reduction opportunities, and shaping the organization of the New A&P."

Founded in 1859, A&P, one of the nation's first supermarket chains, is today among North America's largest. The Company operates 637 stores in 10 states, the District of Columbia and Ontario, Canada under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center, Dominion, The Barn Markets, Food Basics and Ultra Food & Drug.

The Company invites investors and other interested parties to listen to a live audio Webcast to be held at 11:00 AM Eastern Time today, at which members of the Company's senior management team will discuss the Company's first quarter financial results. The Webcast may be accessed through a link on the "Investors" page of the Company's Website, www.aptea.com. Listeners who cannot participate in the live broadcast will be able to hear a recorded replay of the broadcast beginning this afternoon and available until August 19, 2005.

Effective March 28, 2003, the Securities and Exchange Commission ("SEC") adopted new rules related to disclosure of certain financial measures not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Such new rules require all public companies to provide certain disclosures in press release and SEC filings related to non-GAAP financial measures. We use the non-GAAP measure "EBITDA" to evaluate the Company's liquidity and it is among the primary measures used by management for planning and forecasting of future periods. EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, discontinued operations and cumulative effect of change in accounting principle. The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by the Company's management and makes it easier to compare the Company's results with other companies that have different financing and capital structures or tax rates. In addition, this measure is also among the primary measures used externally by the Company's investors, analysts and peers in its industry for purposes of valuation and comparing the results of the Company to other companies in its industry. EBITDA is reconciled to Net Cash provided by Operating Activities on Schedule 1 of this release.


                                       2
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THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE FUTURE PERFORMANCE OF
THE COMPANY, WHICH ARE BASED ON MANAGEMENT'S ASSUMPTIONS AND BELIEFS IN LIGHT OF THE INFORMATION CURRENTLY AVAILABLE TO IT. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS INCLUDING, BUT NOT LIMITED TO:
COMPETITIVE PRACTICES AND PRICING IN THE FOOD INDUSTRY GENERALLY AND
PARTICULARLY IN THE COMPANY'S PRINCIPAL MARKETS; THE COMPANY'S RELATIONSHIPS
WITH ITS EMPLOYEES AND THE TERMS OF FUTURE COLLECTIVE BARGAINING AGREEMENTS; THE COSTS AND OTHER EFFECTS OF LEGAL AND ADMINISTRATIVE CASES AND PROCEEDINGS; THE NATURE AND EXTENT OF CONTINUED CONSOLIDATION IN THE FOOD INDUSTRY; CHANGES IN
THE FINANCIAL MARKETS WHICH MAY AFFECT THE COMPANY'S COST OF CAPITAL AND THE ABILITY OF THE COMPANY TO ACCESS CAPITAL; SUPPLY OR QUALITY CONTROL PROBLEMS
WITH THE COMPANY'S VENDORS; AND CHANGES IN ECONOMIC CONDITIONS WHICH AFFECT THE BUYING PATTERNS OF THE COMPANY'S CUSTOMERS.

                                       ###


                                       3

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                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
       SCHEDULE 1 - GAAP EARNINGS FOR THE 16 WEEKS ENDED JUNE 18, 2005 AND
                                 JUNE 19, 2004
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AMOUNTS AND STORE DATA)


                                                                                             16 Weeks Ended
                                                                                  ------------------------------------
                                                                                  June 18, 2005          June 19, 2004
                                                                                  -------------          -------------
                                                                                                         AS RESTATED (1)
Sales                                                                              $  3,383,633           $  3,280,299
Cost of merchandise sold                                                             (2,445,675)            (2,360,303)
                                                                                   ------------           ------------
   Gross margin                                                                         937,958                919,996
Store operating, general and administrative expense                                    (976,687)              (921,074)
                                                                                   ------------           ------------
   Loss from operations (2)                                                             (38,729)                (1,078)
Interest expense                                                                        (36,123)               (34,392)
Interest income                                                                           1,186                    841
Minority interest in earnings of consolidated franchisees                                (1,536)                (1,376)
                                                                                   ------------           ------------
   Loss from continuing operations before income taxes                                  (75,202)               (36,005)
Provision for income taxes                                                              (13,865)                (5,458)
                                                                                   ------------           ------------
   Loss from continuing operations                                                      (89,067)               (41,463)
Discontinued operations:
   Loss from operations of discontinued businesses, net of tax                             (168)                (1,383)
   Gain on disposal of discontinued operations, net of tax                                    -                      -
                                                                                   ------------           ------------
   Loss from discontinued operations                                                       (168)                (1,383)
                                                                                   ------------           ------------
Net loss                                                                           $    (89,235)          $    (42,846)
                                                                                   ============           ============

Net loss per share - basic and diluted:
   Continuing operations                                                           $      (2.27)          $      (1.08)
   Discontinued operations                                                                (0.01)                 (0.03)
                                                                                   ------------           ------------
Net loss per share - basic and diluted                                             $      (2.28)          $      (1.11)
                                                                                   ============           ============

Weighted average common shares outstanding:
   Basic                                                                             39,201,114             38,520,018
                                                                                   ============           ============
   Diluted                                                                           39,201,114             38,520,018
                                                                                   ============           ============

Gross margin rate                                                                         27.72%                 28.05%
                                                                                   ============           ============
Store operating, general and administrative expense rate                                  28.87%                 28.08%
                                                                                   ============           ============

Depreciation and amortization                                                      $     71,875           $     80,846
                                                                                   ============           ============


Reconciliation of GAAP cash flow measure to EBITDA:
Net cash provided by operating activities                                          $      1,231           $     38,846
Net interest expense                                                                     34,937                 33,551
Restructuring charge                                                                    (48,549)                     0
Deferred income taxes                                                                    (5,430)                (1,012)
Working capital changes
          Accounts receivable                                                           (16,477)               (24,840)
          Inventories                                                                    20,747                 22,822
          Prepaid expenses and other current assets                                       2,779                 14,887
          Accounts payable                                                               (6,824)               (55,635)
          Accrued salaries, wages, benefits and taxes                                    19,054                  6,813
          Other accruals                                                                  7,277                 27,899
Other assets                                                                                434                   (362)
Other non-current liabilities                                                            11,689                 12,415
Other, net                                                                               12,278                  4,384
                                                                                   ------------           ------------
     EBITDA                                                                        $     33,146           $     79,768
                                                                                   ============           ============


Number of stores operated at end of quarter                                                 637                    628
                                                                                   ============           ============

Number of franchised stores served at end of quarter                                         42                     66
                                                                                   ============           ============
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(1)   As previously reported, prior year results have been restated for changes in our accounting for leases primarily to correct the Company's accounting for landlord allowances.

(2) Loss from operations includes charges totaling $68 million related to certain items that the Company believes are of a non-operating nature.
      These items include $50 million in restructuring costs, primarily related to the sale of the U.S. distribution operations to C&S, $15 million related to Midwest exit costs, and $3 million related to the Canadian dollar hedge.


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                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                    Schedule 2 - Condensed Balance Sheet Data
                                   (Unaudited)
                 (In millions, except per share and store data)


                                                      June 18, 2005          February 26, 2005
                                                      -------------          -----------------
Cash and short-term investments                          $    171                $    258

Other current assets                                        1,543                     907
                                                         --------                --------

   Total current assets                                     1,714                   1,165

Property-net                                                1,003                   1,516

Other assets                                                   56                     121
                                                         --------                --------

   Total assets                                          $  2,773                $  2,802
                                                         ========                ========

Total current liabilities                                $  1,230                $  1,078

Total non-current liabilities                               1,388                   1,490

Stockholders' equity                                          155                     234
                                                         --------                --------

   Total liabilities and stockholders' equity            $  2,773                $  2,802
                                                         ========                ========

Other Statistical Data

Total Debt and Capital Leases                            $    689                $    697
Total Long Term Real Estate Liabilities                       330                     328
Temporary Investments                                         (74)                   (104)
                                                         --------                --------
   Net Debt                                              $    945                $    921

Total Retail Square Footage (in thousands)                 25,257                  25,583

Book Value Per Share                                     $   3.86                $   6.03



                                                       For the 16               For the 16
                                                       weeks ended             weeks ended
                                                      June 18, 2005           June 19, 2004
                                                      -------------           -------------
Capital Expenditures                                     $     70                $     61


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